Exhibit 10.59

LINE OF CREDIT AND SECURITY AGREEMENT MODIFICATION AGREEMENT #1

THIS LINE OF CREDIT AND SECURITY AGREEMENT MODIFICATION AGREEMENT (this “Agreement”) is made as of May 6, 2023, between and among KONA GOLD LLC (the “Borrower”), and Robert Clark the “Lender”).

WITNESSETH:

WHEREAS, the Lender and the Borrower entered into that certain Line of Credit and Security Agreement dated as of May 6, 2022 (the “LOC Agreement”), which LOC Agreement evidenced a revolving line of credit and the obligation of the Borrower thereunder to repay to the Lender the principal sum of up to Three Hundred Thousand dollars ($300,000.00) (the “Commitment Amount”) plus interest, fees and costs; and

WHEREAS, the Lender has requested that Lender modify the LOC Agreement to extend the due date, including any accrued interest and late fees to May 6, 2024, which is on year from the original due date; and

WHEREAS, the Borrower is willing to grant such request, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the LOC Agreement.

2. Amendment to LOC Agreement. The LOC Agreement is hereby modified and amended as follows:

The date of the LOC Agreement has been extended to one year, which the full balance, including any accrued interest and late fees, is due and payable on the 6th day of May 2024.

3. Effectiveness. The modifications provided in paragraph 2 hereof shall be effective as of May 6, 2023.

4. Reaffirmation of LOC Agreement. All other provisions of the LOC Agreement shall continue to be in effect.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, Borrower and the Lender have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

Borrower:	KONA GOLD LLC
		Date:	5/6/2023
By:	/s/ Robert Clark
Name:	Robert Clark
Its:	CEO

Lender:	ROBERT CLARK
		Date:	5/6/2023
By:	/s/ Robert Clark
Name:	Robert Clark